Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 6/16/03


Blended Coupon 5.3395%


Excess Protection Level
3 Month Average   7.57%
March, 2001   8.17%
February, 2001   7.50%
January, 2001   7.02%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.66%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,172,058,483.42